EXHIBIT 10.1
AMENDMENT
THIS AMENDMENT is made as of the 8th day of December 2006, to the Consulting Agreement dated as of May 25, 2006 (the “Consulting Agreement”) by and between FedEx Ground Package System, Inc., a Delaware corporation (“FedEx”), and Daniel J. Sullivan (“Consultant”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Consulting Agreement.
WHEREAS, the effective date of Consultant’s retirement from FedEx has been changed from January 5, 2007 to December 31, 2006; and
WHEREAS, FedEx and Consultant desire to amend the Term of the Consulting Agreement to commence on January 1, 2007.
NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, FedEx and Consultant agree as follows:
1. The Consulting Agreement is hereby amended by deleting “January 5, 2007” in Section 2 of the Consulting Agreement, and inserting in lieu thereof “January 1, 2007.”
2. The Consulting Agreement is hereby amended by deleting “July 6, 2007” in Paragraph A of Exhibit B to the Consulting Agreement, and inserting in lieu thereof “July 2, 2007.”
3. The Consulting Agreement is and, as amended hereby, shall continue to be a legal, valid, binding and enforceable agreement.
4. This Amendment does not constitute an amendment or waiver of any other provision of the Consulting Agreement not expressly referred to in this Amendment, and except as expressly amended hereby, all terms of the Consulting Agreement shall be and remain in full force and effect.
5. This Amendment will be governed by, and construed in accordance with, the laws of the State of Tennessee, without regard to its principles of conflicts of law.
6. This Amendment may be signed in one or more counterparts and by facsimile, each of which shall be deemed an original, but which together shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

FedEx Ground Package System, Inc.

By:	/s/ DANIEL J. SULLIVAN	By:	/s/ ROBERT T. MOLINET

	Daniel J. Sullivan		Robert T. Molinet
Secretary

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